                                  SCHEDULE 14A
                                 (RULE 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement        [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

     [X] Definitive proxy statement

     [ ] Definitive additional materials

     [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
                             THE FINISH LINE, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)
                             THE FINISH LINE, INC.
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

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     (2) Form, schedule or registration statement no.:

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     (3) Filing party:

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     (4) Date filed:

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
                                                    June 8, 2000



Dear Stockholder:

        You are cordially invited to attend the 2000 Annual Meeting of Stockholders of The Finish Line, Inc. on Thursday, July 20, 2000, at 9:00 a.m., to be held at Finish Line Corporate Office, 3308 N. Mitthoeffer Rd, Indianapolis, IN 46235. Members of your Board of Directors and management look forward to greeting those stockholders who are able to attend.

        The accompanying Notice and Proxy Statement describe the matters to be acted upon at the meeting.

        It is important that your shares be represented and voted at the meeting. Whether or not you plan to attend, please sign, date and mail the enclosed proxy card at your earliest convenience. If you attend the meeting, you may withdraw your proxy and vote in person.

        Your interest and participation in the affairs of the Company are greatly appreciated.



                                                    Respectfully,

                                                    /s/ Alan H. Cohen
                                                    -----------------
                                                    Alan H. Cohen,
                                                    Chairman of the Board
                                                    and Chief Executive Officer

                              THE FINISH LINE, INC.
                           3308 North Mitthoeffer Road
                           Indianapolis, Indiana 46235

                          ----------------------------

                    Notice of Annual Meeting of Stockholders
                            to be held July 20, 2000

                          ----------------------------


TO THE STOCKHOLDERS OF THE FINISH LINE, INC.:

        Notice is hereby given that the 2000 Annual Meeting of Stockholders of The Finish Line, Inc. to be held at Finish Line Corporate Office, 3308 N. Mitthoeffer Rd, Indianapolis, IN 46235 on Thursday, July 20, 2000 at 9:00 a.m., will be conducted for the following purposes:

        1.    To elect six directors;  and
        2. To transact such other business as may properly come before the meeting or any adjournments thereof.

        Only stockholders of record at the close of business on May 26, 2000, will be entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof.



                                          By Order of the Board of Directors,

                                          /s/ Gary D. Cohen
                                          -----------------
                                          Gary D. Cohen,
                                          Executive Vice President - General
                                          Counsel, Secretary


Indianapolis, Indiana
June 8, 2000




--------------------------------------------------------------------------------
YOUR VOTE IS IMPORTANT. ACCORDINGLY, YOU ARE ASKED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENVELOPE PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

                              THE FINISH LINE, INC.
                            3308 N. MITTHOEFFER ROAD
                           INDIANAPOLIS, INDIANA 46235

                           ---------------------------

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                                  JULY 20, 2000

                           ---------------------------

                               GENERAL INFORMATION

This Proxy Statement and the accompanying Notice of Annual Meeting and Proxy Card are being mailed on or about June 8, 2000 in connection with the solicitation of proxies by the Board of Directors of The Finish Line, Inc. ("TFL" or the "Company") for use at the 2000 Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held at Finish Line Corporate Office, 3308 N. Mitthoeffer Rd, Indianapolis, IN 46235, on Thursday, July 20, 2000, at 9:00 a.m., and any adjournment or postponement thereof. At the Annual Meeting, the Company's stockholders will be asked to elect six directors and to vote on such other matters as may properly come before the Annual Meeting.

Throughout this Proxy Statement, fiscal 2000, fiscal 1999 and fiscal 1998 represent the fiscal years ended February 26, 2000, February 27, 1999, and February 28, 1998, respectively.

PERSONS MAKING THE SOLICITATION

The Company is making this solicitation and will bear the expenses of preparing, printing and mailing proxy materials to the Company's stockholders. In addition, proxies may be solicited personally or by telephone or fax by officers or employees of the Company, none of who will receive additional compensation therefrom. The Company will also reimburse brokerage houses and other nominees for their reasonable expenses in forwarding proxy materials to beneficial owners of the Class A Common Stock.

VOTING AT THE MEETING

Stockholders of record at the close of business on May 26, 2000 of the Company's Class A Common Stock, par value $.01 per share ("Class A Common Stock"), and Class B Common Stock, par value $.01 per share ("Class B Common Stock"), are entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof. On that date, 18,212,615 shares of Class A Common Stock and 6,267,375 shares of Class B Common Stock were outstanding and entitled to vote. Each outstanding share of Class A Common Stock entitles the holder thereof to one vote and each outstanding share of Class B Common Stock entitles the holder to ten votes.

 The six nominees receiving the highest number of affirmative votes of the shares present or represented and entitled to be voted for them shall be elected as directors. Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum for the transaction of business. The Company believes that abstentions should be counted for purposes of determining whether a quorum is present at the Annual Meeting for the transaction of business. In the absence of controlling precedent to the contrary, the Company intends to treat abstentions with respect to the election of directors in this manner. The Company intends to count broker non-votes as present or represented for purposes of determining the presence or absence of a quorum for the transaction of business.

Stockholders do not have the right to cumulate their votes in the election of directors.

REVOCABILITY OF PROXY

A proxy may be revoked by a stockholder prior to the voting at the Annual Meeting by written notice to the Secretary of the Company, by submission of another proxy bearing a later date or by voting in person at the Annual Meeting. Such notice or later proxy will not affect a vote on any matter taken prior to the receipt thereof by the Company. The mere presence at the Annual Meeting of a stockholder who has appointed a proxy will not revoke the prior appointment. If not revoked, the proxy will be voted at the Annual Meeting in accordance with the instructions indicated on the Proxy Card by the stockholders or, if no instructions are indicated, will be voted FOR the slate of directors described herein and as to any other matter that may be properly brought before the Annual Meeting, in accordance with the judgment of the proxy.

        SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of May 26, 2000, information relating to the beneficial ownership of the Company's common stock by each person known to the Company to be the beneficial owner of more than five percent of the outstanding shares of Class A Common Stock or Class B Common Stock, by each director or nominee for director, by each of the executive officers named below, and by all directors and executive officers as a group.

                                                              BENEFICIAL OWNERSHIP AS OF MAY 26, 2000
                                            -------------------------------------------------------------------------
                                                      CLASS A                       CLASS B
                                            ----------------------------     -------------------------
                                               NUMBER OF          % OF        NUMBER OF        % OF           TOTAL
          NAME                               SHARES (1)(2)     CLASS (3)      SHARES (1)      CLASS(3)       SHARES
          ----                              --------------     ---------     -----------      --------      ---------
Alan H. Cohen       ..................         151,250(4)        (12)        2,331,898(7)      37.2%        2,483,148
David I. Klapper    ..................         156,250(5)        (12)        2,343,698(8)      37.4%        2,499,948
Larry J. Sablosky   ..................          60,000(6)        (12)        1,591,779(9)      25.4%        1,651,779
Joseph W. Wood      ..................         72,650(10)        (12)               --           --            72,650
Steven J. Schneider ..................         49,320(10)        (12)               --           --            49,320
Donald E. Courtney  ..................         55,250(10)        (12)               --           --            55,250
George S. Sanders   ..................         41,250(10)        (12)               --           --            41,250
Michael L. Marchetti..................         20,650(10)        (12)               --           --            20,650
Gary D. Cohen       ..................         22,412(10)        (12)               --           --            22,412
Thomas R. Sicari    ..................          9,750(10)        (12)               --           --             9,750
Kevin S. Wampler    ..................         16,650(10)        (12)               --           --            16,650
Kevin G. Flynn      ..................          9,670(10)        (12)               --           --             9,670
Robert A. Edwards   ..................         23,550(10)        (12)               --           --            23,550
James B. Davis      ..................          9,450(10)        (12)               --           --             9,450
Joseph L. Gravitt   ..................         19,650(10)        (12)               --           --            19,650
Jonathan K. Layne   ..................         12,000(10)        (12)               --           --            12,000
Jeffrey H. Smulyan  ..................         56,000(10)        (12)               --           --            56,000
Stephen Goldsmith   ..................          7,000(10)        (12)               --           --             7,000
FMR Corp            ..................      2,049,700(11)       11.0%               --           --         2,049,700
   82 Devonshire Street
   Boston, MA  02109
Dimensional Fund Advisors.............      1,036,200(11)        5.7%               --           --         1,036,200
   1299 Ocean Ave., 11th Floor
   Santa Monica, CA  90401
High Rock Asset Management LLC........        954,800(11)        5.2%               --           --           954,800
   28 State Street, 18th Floor
   Boston, MA  02109
All directors and executive officers as
 a group (18 persons) ................        792,752            4.2%        6,267,375        100.0%        7,060,127

--------------
(1) Each executive officer and director has sole voting and investment power with respect to the shares listed, unless otherwise indicated, and the address for the executive officers and directors is: 3308 N. Mitthoeffer Road, Indianapolis, Indiana 46235.
(2) If shares of Class B Common Stock are owned by the named person or group, excludes shares of Class B Common Stock convertible into a corresponding number of Class A Common Stock.
(3) The shares owned by each person, or by the group, and the shares included in the total number of shares outstanding have been adjusted, and the percentage owned (where such percentage exceeds 1%) has been computed, in accordance with Rule 13d-3(d)(1) under the Securities Exchange Act of 1934.
(4) Includes 40,000 shares gifted to a private family foundation, which is controlled by the named person, and includes 111,250 shares held by a family partnership in which Mr. Cohen serves as a general partner.

(5) Includes 45,000 shares gifted to a private family foundation, which is controlled by the named person, and includes 111,250 shares held by a family partnership in which Mr. Klapper serves as the general partner.

(6) Represents shares gifted to a private family foundation, which is controlled by the named person.

(7) Includes 670,307 shares of Class B Common Stock held as trustee of various trusts for the benefit of his minor children and 150,000 shares of Class B Common Stock held by a family partnership in which Mr. Cohen serves as general partner.

(8) Includes 697,539 shares of Class B Common Stock held as trustee of various trusts for the benefit of his minor children and 359,526 shares of Class B Common Stock held by a family partnership in which Mr. Klapper serves as general partner.

(9) Includes (i) 124,019 shares of Class B Common Stock held as trustee of a trust for the benefit of his minor children, (ii) 551,546 shares of Class B Common Stock held by a family partnership in which Mr. Sablosky serves as general partner, (iii) 7,210 shares of Class B Common Stock held by Mr. Sablosky's spouse and (iv) 11,632 shares held by Mr. Sablosky as custodian for his minor children.

(10) Includes the following shares issuable upon exercise of options which are exercisable within 60 days of May 26, 2000:

      Joseph W. Wood      ...............................        62,650
      Steven J. Schneider ...............................        38,650
      Donald E. Courtney  ...............................        53,650
      George S. Sanders   ...............................        41,250
      Michael L. Marchetti...............................        18,650
      Gary D. Cohen       ...............................        14,912
      Thomas R. Sicari    ...............................         9,750
      Kevin S. Wampler    ...............................        16,650
      Kevin G. Flynn      ...............................         9,470
      Robert A. Edwards   ...............................        22,350
      James B. Davis      ...............................         9,450
      Joseph L.  Gravitt  ...............................        16,450
      Jonathan K. Layne   ...............................        12,000
      Jeffrey H. Smulyan  ...............................        30,000
      Stephen Goldsmith   ...............................         7,000


(11) This information is based solely on Schedule 13G's filed with the Securities Exchange Commission, copies of which were provided to the Company. The respective dates of the Schedule 13G's are as follows:

      FMR Corp...........................................      02/14/00
      Dimensional Fund Advisors..........................      02/04/00
      High Rock Asset Management.........................      02/14/00

(12)  Less than 1% of the shares of Class A Common Stock outstanding.

                              ELECTION OF DIRECTORS

A board of six directors is to be elected at the 2000 Annual Meeting. The persons named in the Proxy Card as proxies for this meeting will vote in favor of each of the following nominees as directors of the Company unless otherwise indicated by the stockholder on the Proxy Card. Directors elected at the 2000 Annual Meeting will hold office until the next annual meeting of stockholders of the Company, and until their successors are duly elected and qualified, except in the event of their death, resignation, or removal. Management has no reason to believe that any of the nominees will be unable or unwilling to serve if elected. If any nominee should become unavailable prior to the election, the accompanying Proxy Card will be voted for the election in his or her stead of such other person as the Board of Directors may recommend.

NOMINEES

The nominees for election as directors of the Company are Alan H. Cohen, David
I. Klapper, Larry J. Sablosky, Jonathan K. Layne, Jeffrey H. Smulyan and Stephen Goldsmith. Each of such persons, currently serves as a director of the Company. See "Management--Executive Officers and Directors" for additional information concerning the nominees.

BOARD OF DIRECTORS' RECOMMENDATION

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE SLATE OF NOMINEES SET FORTH ABOVE. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE SO VOTED UNLESS STOCKHOLDERS SPECIFY OTHERWISE ON THEIR PROXY CARDS.

                                   MANAGEMENT
EXECUTIVE OFFICERS AND DIRECTORS
The executive officers, directors and nominees for director of the Company are as follows:

                                                                                                            EXECUTIVE
                                                                                                           OFFICER OR
                                                                                                            DIRECTOR
        NAME                    AGE                              POSITION                                    SINCE
        ----                    ---                              --------                                  ----------
Alan H. Cohen       .........    53       Chairman of the Board, President and CEO                            1976
David I. Klapper    .........    51       Senior Executive Vice President, Director                           1976
Larry J. Sablosky   .........    51       Senior Executive Vice President, Director                           1982
Joseph W. Wood      .........    53       Executive Vice President-Merchandise and Marketing                  1995
Steven J. Schneider .........    44       Executive Vice President-Finance, CFO and Asst. Secretary           1989
Donald E. Courtney  .........    45       Executive Vice President-MIS and Distribution                       1989
George S. Sanders   .........    42       Executive Vice President-Real Estate and Store Development          1994
Gary D. Cohen       .........    48       Executive Vice President-General Counsel, Secretary                 1997
Michael L. Marchetti.........    49       Executive Vice President-Store Operations                           1995
Thomas R. Sicari    .........    46       Senior Vice President-General Merchandise Manager                   1997
Kevin S. Wampler    .........    37       Senior Vice President-Corporate Controller and Asst. Secretary      1997
Kevin G. Flynn      .........    36       Senior Vice President-Marketing                                     1997
Robert A. Edwards   .........    37       Senior Vice President-Distribution                                  1997
James B. Davis      .........    37       Senior Vice President-Real Estate                                   1997
Joseph L. Gravitt   .........    40       Senior Vice President-Store Personnel                               1998
Jonathan K. Layne   .........    46       Director                                                            1992
Jeffrey H. Smulyan  .........    53       Director                                                            1992
Stephen Goldsmith   .........    53       Director                                                            1999

Mr. Alan H. Cohen, a co-founder of the Company, has served as President and Chief Executive Officer and a director of the Company since May 1982. Since 1976, Mr. Cohen has been involved in the athletic retail business as principal co-founder of Athletic Enterprises, Inc. (one of the predecessor companies of the Company). Mr. Cohen is an attorney, and practiced law from 1973 through 1981. Mr. Cohen is the brother of Gary D. Cohen.

Mr. David I. Klapper, a co-founder of the Company, has served as a director of the Company since May 1982. Mr. Klapper has also served as Senior Executive Vice President of the Company since April 2000. Prior to his current position, Mr. Klapper served as Executive Vice President from May 1982 to April 2000. Since 1976, Mr. Klapper has been involved in the athletic retail business as principal co-founder of Athletic Enterprises, Inc. (one of the predecessor companies of the Company).

Mr. Larry J. Sablosky, a co-founder of the Company, has served as a director of the Company since May 1982. Mr. Sablosky has also served as Senior Executive Vice President of the Company since April 2000. Prior to his current positions, Mr. Sablosky served as Executive Vice President from May 1982 to April 2000. Prior to 1982, Mr. Sablosky was employed in a family retail business for over 10 years. Mr. Sablosky has been involved in the retail industry for over 25 years.

Mr. Joseph W. Wood, has served as Executive Vice President-Merchandise and Marketing since April 2000. Mr. Wood also served as Senior Vice President-Merchandise and Marketing of the Company from March 1997 to April 2000 and as Vice President and General Merchandise Manager of the Company from January 1995 to March 1997. From May 1993 to December 1994, Mr. Wood served as Executive Vice President and Chief Operating Officer of Just For Feet, an athletic footwear retailer. From October 1986 to May 1993, Mr. Wood served as Senior Vice President and General Merchandise Manager of the Athlete's Foot Group, a mall based athletic footwear retailer.

Mr. Steven J. Schneider, has served as Executive Vice President-Finance, Chief Financial Officer and Assistant Secretary since April 2000. Mr. Schneider also served as Senior Vice President-Finance, Chief Financial Officer and Assistant Secretary of the Company from March 1997 to April 2000 and as Vice President-Finance and Chief Financial Officer of the Company since April 1989. From August 1984 to March 1989, Mr. Schneider was employed as Assistant Controller for Paul Harris Stores, Inc. a women's apparel retailer. Mr. Schneider, a

Certified Public Accountant, was employed by a national accounting firm for two years and has been engaged in various financial positions in the retail industry for over 20 years.

Mr. Donald E. Courtney, has served as Executive Vice President-MIS and Distribution since April 2000. Mr. Courtney also served as Senior Vice President-MIS and Distribution of the Company from March 1997 to April 2000 and as Vice President-MIS and Distribution of the Company since August 1989. From August 1988 to August 1989, Mr. Courtney served as Director of MIS and Distribution for the Company. From August 1976 to August 1988, Mr. Courtney was employed by Guarantee Auto Stores, Inc., an automotive retailer. At the time Mr. Courtney left Guarantee Auto Stores, he held the position of Vice President-MIS and Distribution. Mr. Courtney has been involved in the retail industry for over 20 years.

Mr. George S. Sanders, has served as Executive Vice President-Real Estate and Store Development since April 2000. Mr. Sanders also served as Senior Vice President-Real Estate and Store Development of the Company from March 1997 to April 2000 and as Vice President-Real Estate and Store Construction since April 1994. From February 1993 to April 1994, Mr. Sanders served as Director of Real Estate of the Company. From 1983 to February 1993, Mr. Sanders was employed by Melvin Simon and Associates, a real estate developer and manager. At the time Mr. Sanders left Melvin Simon and Associates, he held the position of Sr. Leasing Representative.

Mr. Michael L. Marchetti, has served as Executive Vice President-Store Operations since April 2000. Mr. Marchetti also served as Senior Vice President-Store Operations of the Company from March 1997 to April 2000 and as Vice President-Store Operations since September 1995. From May 1990 to September 1995, Mr. Marchetti was employed by Champs Sports, a division of Venator Corporation, and the last five years of which he served as Regional Vice President. Mr. Marchetti has been involved in the retail industry for over 25 years.

Mr. Gary D. Cohen, has served as Executive Vice President-General Counsel and Secretary since April 2000. Mr. Cohen also served as Senior Vice President-General Counsel and Secretary of the Company from his employment in July 1997 to April 2000. Mr. Cohen also has served as Secretary for the Company since July 1998. From April 1990 to July 1997, Mr. Cohen was a Senior Partner in the law firm of Cohen and Morelock. During the 15 years preceding his joining the Company, Mr. Cohen represented the Company regarding real estate matters. From 1978 to 1990 Mr. Cohen held associate partnership positions with various law firms. At the present time, Mr. Cohen retains an "Of Counsel" position with Cohen and Morelock. Mr. Cohen is the brother of Alan H. Cohen.

Mr. Thomas R. Sicari, has served as Senior Vice President-General Merchandise Manager since April 2000. Mr. Sicari also served as Vice President-General Merchandise Manager of the Company from March 1997 to April 2000. He has been employed by the Company since April 1995 and prior to being an officer served as General Merchandise Manager. Previously Mr. Sicari was employed as a buyer by The Sports Authority an "athletic superstore" retailer from March 1994 to March 1995. Mr. Sicari was employed from March 1991 to March 1994 as a footwear buyer for Champs Sports (a division of Kinney Corp.) a specialty athletic mall based retailer.

Mr. Kevin S. Wampler, has served as Senior Vice President-Corporate Controller and Assistant Secretary since April 2000. Mr. Wampler also served as Vice President-Corporate Controller and Assistant Secretary of the Company from March 1997 to April 2000. Mr. Wampler is a CPA and has been employed by the Company since June 1993 as Corporate Controller. Mr. Wampler was previously employed by a national accounting firm from July 1986 to May 1993. At the time Mr. Wampler left the national accounting firm, he held the position of Audit Manager.

Mr. Kevin G. Flynn, has served as Senior Vice President-Marketing since April 2000. Mr. Flynn also served as Vice President-Marketing of the Company from March 1997 to April 2000. Mr. Flynn has been employed by the Company since November 1994 and prior to election as an officer, held the position of Marketing Director. Mr. Flynn was previously employed from July 1992 to November 1994 as Associate Media Director for Caldwell Van Riper, a regional advertising agency.

Mr. Robert A. Edwards, has served as Senior Vice President-Distribution since April 2000. Mr. Edwards also served as Vice President-Distribution of the Company from March 1997 to April 2000. Mr. Edwards has been employed by the Company since June 1983 and prior to his election as an officer, held the position of Director of Distribution.

Mr. James B. Davis, has served as Senior Vice President-Real Estate since April 2000. Mr. Davis also served as Vice President-Real Estate of the Company from October 1997 to April 2000. Mr. Davis has been employed by the Company since October 1996 and prior to his election as an officer, held the position of Director of Leasing. Mr. Davis was previously employed as Vice President-Leasing for JMB Urban, (a real estate developer and manager) from January 1993 to October 1996.

Joseph L. Gravitt, has served as Senior Vice President-Store Personnel since April 2000. Mr. Gravitt also served as Vice President-Store Personnel of the Company from July 1998 to April 2000. Mr. Gravitt has been employed by the Company since December 1982. Prior to his election as an officer, Mr. Gravitt held the position of Director of Store Operations for the Company.

Mr. Jonathan K. Layne, has served as a director of the Company since June 1992. Mr. Layne has been a partner of the law firm of Gibson, Dunn & Crutcher LLP since 1987, where he specializes in corporate and securities law matters. Mr. Layne was an associate with Gibson, Dunn & Crutcher LLP from 1979 to 1986. Mr. Layne is also a member of the Board of Directors of K-Swiss Inc., a manufacturer of athletic footwear.

Mr. Jeffrey H. Smulyan, has served as a director of the Company since June 1992. Mr. Smulyan is CEO, Chairman of the Board, and President of EMMIS Communications Corporation, which he founded in 1981. EMMIS owns and operates radio stations, television stations, and regional and specialty magazines around the country. He is the former owner of the Seattle Mariners baseball team.

Mr. Stephen Goldsmith, has served as a director of the Company since July 1999. Mr. Goldsmith is a partner with the law firm of Baker & Daniels in Indianapolis since January 2000. Mr. Goldsmith served as Mayor of the City of Indianapolis, Indiana from January 1992 until December 1999. Mr. Goldsmith has previous leadership and academic experience which include Chairman, Center for Civic Innovation, Manhattan Institute; Honorary Co-Chairman, National Council for Public-Private Partnerships; Research Fellow in Criminal Justice and Management, Harvard University's Kennedy School of Government; and Assistant and Adjunct Professor, Indiana University's School of Public and Environmental Affairs. Mr. Goldsmith is also a member of the Board of Directors of Consolidated Products Inc., an owner, operator and franchiser of Steak n Shake restaurants.

Each director holds office until the next annual meeting of stockholders or until his successor has been elected and qualified. Officers are appointed by and serve at the discretion of the Board of Directors. Unless otherwise stated, there are no family relationships among any directors or executive officers of the Company.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

The Board of Directors held 5 meetings in fiscal 2000 and all directors attended at least 75 percent of the meetings of the Board and Board Committees of which they were members.

The Board of Directors has 3 committees. The Audit Committee is comprised of Messrs. Cohen, Goldsmith and Smulyan. The Compensation and Stock Option Committee is comprised of Messrs. Smulyan and Layne. The Finance Committee is comprised of Messrs. Klapper and Layne. There is no committee performing the function of a Nominating Committee.

The Audit Committee met 2 times during fiscal 2000. The Audit Committee represents the Board of Directors in discharging its responsibilities relating to the accounting, reporting, and financial practices of the Company and its subsidiaries, and has the general responsibility for surveillance of internal controls and accounting and audit activities if the Company and its subsidiaries.

More specifically, the Audit Committee (i) recommends to the Board of Directors, and evaluates, the firm of independent certified public accountants to be appointed as auditor of the Company; (ii) reviews with the independent auditor their audit procedures and the results of the annual audit examination; (iii) assesses the independence of the auditor; (iv) reviews and discusses with management and the independent auditor the Company's annual audited financial statements; (v) reviews with management and the independent auditor the results of any significant matters identified as a result of the independent auditor's interim review procedures prior to the filing of each form 10-Q or as soon thereafter as possible; (vi) reviews the adequacy of the Company's internal controls; (vii) reviews significant changes in the accounting policies of the Company and accounting and financial reporting rule changes; (viii) reviews material pending legal proceedings involving the Company and other contingent liabilities; and (ix) reviews the adequacy of the Audit Committee Charter on an annual basis, and recommends changes if the Committee determines changes are appropriate.

The Compensation and Stock Option Committee met one time during fiscal 2000. The Compensation and Stock Option Committee focuses on executive compensation, the administration of the Company's stock option and stock purchase plans and making decisions on the granting of discretionary bonuses.

The Finance Committee met one time during fiscal 2000. The Finance Committee focuses on overseeing the management by the officers of the Company's investments and working capital.


                             EXECUTIVE COMPENSATION

The following Summary Compensation Table shows compensation paid by the Company for services rendered during fiscal years 2000, 1999 and 1998 for the person who was Chief Executive Officer at the end of the last fiscal year and the five most highly compensated executive officers of the Company ("Named Officers") whose salary and bonus exceeded $100,000 in fiscal 2000.

                           SUMMARY COMPENSATION TABLE

                                                                                 LONG TERM COMPENSATION
                                                                          -------------------------------------
                                                                                    AWARDS              PAYOUTS
                                                                          --------------------------    -------
                                                   ANNUAL COMPENSATION    RESTRICTED     SECURITIES
                                                   -------------------      STOCK        UNDERLYING       LTIP       ALL OTHER
                                                   SALARY        BONUS    AWARD (S)    OPTIONS/SAR'S    PAYOUTS     COMPENSATION
 NAME AND PRINCIPAL POSITION            YEAR         ($)        ($)(1)        $              (#)          ($)          ($)(2)
 ---------------------------            ----       -------      -------   ----------   -------------    -------     ------------
Alan H. Cohen      ...........          2000       265,000       15,900       --                --          --         17,537
  CEO, President and                    1999       265,000       15,900       --                --          --             --
  Chairman of the Board                 1998       265,000      136,184       --                --          --             --

Joseph W. Wood       (4)......          2000       231,000        9,240       --            18,000          --         17,537
  Sr. Vice President-                   1999       220,000        8,800       --            10,000          --         18,345
  Merchandise and Marketing             1998       202,400       69,342       --            17,000          --         18,542

Steven J. Schneider  (4)......          2000       220,000        8,800       --            18,000          --         17,537
  Sr. Vice President of Finance,        1999       200,000        8,000       --            10,000          --         18,345
  Chief Financial Officer               1998       177,000       60,640       --            17,000          --         18,542
  and Assistant Secretary

Gary D. Cohen        (4)......          2000       211,750        8,470       --            18,000          --         17,537
  Sr. Vice President,                   1999       192,500       15,200(3)    --            10,000          --         18,345
  General Counsel & Secretary           1998       116,667       53,470(3)    --            26,375          --             --

George S. Sanders    (4)......          2000       202,000        8,080       --            18,000          --         17,537
  Sr. Vice President,                   1999       175,000        7,000       --            10,000          --         18,345
  Real Estate and                       1998       150,000       51,390       --            17,000          --         18,542
  Store Development

(1) Cash bonuses for services rendered in each fiscal year have been listed in the year earned; however the amounts listed were actually paid in the subsequent fiscal year, except as noted in Note (3) below.
(2) The stated amounts are Company contributions to The Finish Line, Inc. Profit Sharing Plan.
(3) Includes $7,500 in fiscal 1999 and $13,500 in fiscal 1998 paid as part of signing bonus package.
(4) Title listed as end of fiscal year. Named officer was promoted to Executive Vice President effective April 27, 2000.

DIRECTOR COMPENSATION

Directors who are employees of the Company are not compensated for serving as directors. Directors who are not employees of the Company are paid $2,500 per annum and an additional $2,500 per meeting for attending regular meetings of the Board of Directors and are reimbursed for expenses incurred in attending regular, special and committee meetings. In addition, Directors who are not employees of the Company receive options to purchase 3,000 shares of Class A Common Stock upon their first election to the Board and an additional 4,000 options for each year they serve on the Board.


                        OPTION GRANTS IN LAST FISCAL YEAR

The following table contains information with respect to options to purchase the Company's Class A Common Stock granted during fiscal 2000 to the Named Officers.


                                                   INDIVIDUAL GRANTS
                                 ---------------------------------------------------------         POTENTIAL REALIZABLE
                                  NUMBER OF                                                          VALUE AT ASSUMED
                                 SECURITIES       % OF TOTAL                                           ANNUAL RATES
                                 UNDERLYING         OPTIONS                                           OF STOCK PRICE
                                   OPTIONS          GRANTED        EXERCISE                          APPRECIATION FOR
                                   GRANTED       TO EMPLOYEES       PRICE       EXPIRATION            OPTION TERM (4)
          NAME                     #(1)(2)      IN FISCAL YEAR    ($/SH)(3)        DATE            5%              10%
-------------------------        -----------    --------------    ----------    ----------      ------------------------
Alan H. Cohen..........                 --            --                --              --            --              --
Joseph W. Wood........              18,000           4.2%           5.3125       1/20/2010       $60,138        $152,402
Steven J. Schneider.....            18,000           4.2%           5.3125       1/20/2010       $60,138        $152,402
Gary D. Cohen..........             18,000           4.2%           5.3125       1/20/2010       $60,138        $152,402
George S. Sanders......             18,000           4.2%           5.3125       1/20/2010       $60,138        $152,402

(1) Options granted during fiscal 2000 vest 10% after one year, an additional 20% after two years, an additional 30% after three years and the remaining 40% after four years after the date of grant.
(2) Options were granted for a term of 10 years, subject to earlier termination in certain events related to termination of employment.
(3)   Options were granted at market value at the date of grant.
(4) Potential realizable value is based on the assumption that the common stock price appreciates at the annual rate shown (compounded annually) from the grant date until the end of the ten year option term. This value is calculated based on requirements of the Securities and Exchange Commission and does not reflect the Company's estimate of future stock price growth.

                  OPTION/SAR EXERCISES AND YEAR-END VALUE TABLE

Shown below is information with respect to the exercise in 2000 of options to purchase the Company's Class A Common Stock by the five Named Officers and the unexercised options to purchase the Company's Class A Common Stock under the Incentive Plan (as defined herein).

                                                                     Number of
                                                                     Securities
                                                                     Underlying
                                                                    Unexercised            In-the-Money
                                 Shares                             Options/SARs          Options/ SARs
                                Acquired                           at FY-End (#)         at FY-End ($)(1)
                                   on             Value         -------------------    -------------------
                                Exercise        Realized            Exercisable/          Exercisable/
       Name                       (#)              ($)              Unexercisable         Unexercisable
-------------------------      ----------      ----------       -------------------    -------------------
Alan H. Cohen      ......          --              --                --         --          --         --
Joseph W. Wood     ......          --              --            58,525     38,475      52,000     18,000
Steven J. Schneider......          --              --            36,525     38,475      30,000     18,000
Gary D. Cohen      ......          --              --            14,912     39,463          --     18,000
George S. Sanders  ......          --              --            39,125     38,475      24,600     18,000

(1) Represents the difference between the closing price of the Company's Class A Common Stock on the Nasdaq Stock Market(R) on February 26, 2000 ($5.875) and the exercise price of the options.

                 COMPENSATION AND STOCK OPTION COMMITTEE REPORT

SCOPE OF COMMITTEE'S WORK

The Compensation and Stock Option Committee of the Board of Directors (the "Committee") administers the Company's 1992 Employee Stock Incentive Plan, as amended, reviews the Company's compensation plans, programs and policies for executive officers, monitors the performance and compensation of executive officers and other key employees and makes appropriate recommendations and reports to the full Board of Directors concerning matters of executive compensation.

SUMMARY OF COMPENSATION POLICIES FOR CEO AND EXECUTIVE OFFICERS

The Company's philosophy is to maintain compensation programs which attract, retain and motivate senior management with economic incentives which are directly linked to financial performance and increased stockholder value. The key elements of the Company's executive compensation program consist of a base salary, potential for an annual bonus directly linked to overall Company performance and the grant of stock options and other stock incentive awards intended to encourage achievement of superior results over time and to directly align executive officer and stockholder economic interests.

CEO COMPENSATION

The Committee believes the Chief Executive Officer's compensation should be heavily influenced by Company performance. The Committee also considers the level of compensation paid to the chief executive officers of comparable companies as part of its calculation of the compensation to be paid to the Company's Chief Executive Officer. For the last three fiscal years, Mr. Alan H. Cohen, the Company's Chief Executive Officer, was compensated at an annualized rate of $265,000. See "Executive Compensation-Summary Compensation Table". In March 1999, the Committee established a performance bonus program for Mr. Cohen (as well as for the Company's other senior executive officers), which, for the fiscal year ended February 26, 2000, was based on four factors:

1. Increase in 2000 operating income before taxes as compared to 1999 operating income before taxes
2.  Same store sales increases
3.  Total sales increases
4.  Total square footage added from retail stores

A bonus of between 0% and 60% of base compensation, up to a maximum of $159,000 was payable to Mr. Cohen under the program. The Committee believes this arrangement provided the Chief Executive Officer (as well as the Company's other senior executive officers) with significant incentive and aligned what amounted to a bonus ($15,900 for fiscal 2000) equal to a representative percentage (6% for fiscal 2000) of his annual base salary directly to the Company's economic performance.

While the Committee believes that the use of stock options which vest over a period of time are an effective device to link individual compensation with increased stockholder values, because of Mr. Cohen's substantial equity position in the Company (an aggregate of 2,483,148 shares of Class A and Class B Common Stock as of May 26, 2000), Mr. Cohen requested that he not be eligible at the current time for the grant of stock options or other incentive awards under the Company's Incentive Plan. Mr. Cohen, Mr. David I. Klapper and Mr. Larry J. Sablosky (collectively "founders") are principal shareholders of the Company and each has currently elected not to receive grants of stock options or stock grants. Consequently, no options or incentive awards were granted to the founders during fiscal 2000.

EXECUTIVE OFFICERS COMPENSATION

The Committee has adopted similar policies with respect to overall compensation of the Company's other senior executive officers.

The Company's Senior Vice President - Merchandise and Marketing, Mr. Wood, was compensated at an annual base salary of $231,000 during fiscal 2000. The Company's Senior Vice President - Finance, Chief Financial Officer and Assistant Secretary, Mr. Schneider, was compensated at an annual base salary of $220,000 during fiscal 2000. The Company's Senior Vice President-General Counsel and Secretary, Mr. Gary Cohen was compensated at an annual base salary of $211,750 during fiscal 2000. The Company's Senior Vice President-Real Estate & Store Development, Mr. Sanders was compensated at an annual base salary of $202,000 during fiscal 2000. In addition, Messrs. Wood, Schneider, Sanders and Cohen participated in a bonus plan similar to the plan described above, subject to a maximum bonus of 40% of annual base salary.

The Company's Chief Executive Officer and the other Named Officers were also eligible to participate in the Company's Profit Sharing Plan currently up to a maximum annual contribution of $30,000 per person for the Company's most recent plan year ended October 31, 1999. See "Executive Compensation - Summary Compensation Table".

Under current law, income tax deductions for compensation paid by publicly-traded companies may be limited to the extent total compensation (including base salary, annual bonus, restricted stock awards, stock options exercises, and non-qualified benefits) for certain executive officers exceeds $1 million in any one year. Under the law, the deduction limit does not apply to payments which qualify as "performance based." To qualify as "performance based", compensation payments must be made from a plan that is administered by a compensation committee of the Board of Directors which is comprised solely of two or more outside directors. In addition, the material terms of the plan must be disclosed to and approved by stockholders, and the Committee must certify that the performance goals were achieved before payments can be awarded.

To the extent readily determinable, and as one of the factors in its consideration of compensation matters, the Committee also considers the anticipated tax treatment to the Company and to the executives of various payments and benefits. However, since some types of compensation payments and their deductibility depend upon the timing of an executive's exercise of stock options rights (e.g., the spread on exercise of non-qualified options), and because interpretations and changes in the tax laws and other factors beyond the Committee's control may also affect the deductibility of compensation, the Committee will not necessarily limit executive compensation to that which is deductible under applicable provisions of the Internal Revenue Code. The Committee will consider various alternatives to preserving the deductibility of compensation payments and benefits to the extent reasonably practicable and to the extent consistent with its other compensation objectives.

                                     SUMMARY

The Committee believes that the current compensation arrangements provide the Chief Executive Officer and the other executive officers with incentive to perform at superior levels and in a manner which is directly aligned with the economic interests of the Company's stockholders.


                                                       COMPENSATION AND STOCK
                                                       OPTION COMMITTEE



                                                       Jonathan K. Layne
                                                       Jeffrey H. Smulyan

May 26, 2000


The above report of the Compensation and Stock Option Committee will not be deemed to be incorporated by reference into any filing by the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates the same by reference.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

Messrs. Smulyan and Layne comprise the Compensation and Stock Option Committee.

Mr. Smulyan is Chairman of the Board, President and principal shareholder of Emmis Communication Corporation, a publicly held company. During fiscal 2000, the Company purchased from Emmis Publishing Company, a wholly owned subsidiary of Emmis Communications Corporation, approximately $1,648,000 of publishing services related to the Company's quarterly marketing magazine, `Spike'.

Mr. Layne is a partner of the law firm of Gibson, Dunn & Crutcher LLP, which has provided legal services to the Company. The Company expects that such law firm will continue to render legal services to the Company in the future.

                          STOCK PRICE PERFORMANCE GRAPH


                 COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN
                           AMONG THE FINISH LINE, INC.
                     S&P 500 INDEX AND PEER GROUP INDEX (1)

The Stock Price Performance Graph below shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

   Date           Company Index         Market Index      Peer Index

02/28/1995           100.000              100.000           100.000
03/24/1995           107.843              103.168           105.931
04/26/1995           116.667              105.279            95.769
05/26/1995           127.451              109.906            87.230
06/26/1995           141.176              116.986            89.773
07/26/1995           188.235              126.104            93.779
08/25/1995           135.294              128.934            86.283
09/26/1995           133.333              131.251            91.475
10/26/1995           137.255              128.853            75.124
11/24/1995           129.412              130.515            85.474
12/26/1995           119.608              133.258            75.803
01/26/1996           107.843              131.898            65.000
02/26/1996           133.333              141.067            62.338
03/26/1996           223.529              138.000            68.802
04/26/1996           331.373              150.893            81.603
05/24/1996           386.275              158.935            87.483
06/26/1996           441.177              147.051            77.524
07/26/1996           329.412              137.651            70.255
08/26/1996           447.059              145.235            71.449
09/26/1996           698.039              156.784            72.642
10/25/1996           658.824              155.011            69.259
11/26/1996           582.353              162.995            59.671
12/26/1996           698.039              165.004            62.084
01/24/1997           674.510              173.724            56.234
02/26/1997           666.667              170.413            58.010
03/26/1997           776.471              161.354            64.772
04/25/1997           360.784              153.697            62.344
05/23/1997           388.235              176.871            65.199
06/26/1997           478.432              183.008            69.128
07/25/1997           439.216              200.000            68.545
08/26/1997           443.137              203.315            74.566
09/26/1997           592.157              214.602            86.084
10/24/1997           576.471              211.024            87.958
11/26/1997           584.314              204.062            85.808
12/26/1997           403.922              193.808            80.320
01/26/1998           384.314              200.176            81.770
02/26/1998           505.883              228.155            94.288
03/26/1998           639.216              234.609           104.441
04/24/1998           752.942              239.552           103.371
05/26/1998           737.255              227.224            95.674
06/26/1998           878.432              238.768            97.137
07/24/1998           635.295              246.622            95.398
08/26/1998           303.922              226.652            72.809
09/25/1998           301.961              224.663            64.295
10/26/1998           337.255              222.424            58.614
11/25/1998           272.549              255.988            68.081
12/24/1998           225.490              280.130            65.502
01/26/1999           309.804              315.693            68.055
02/26/1999           378.432              296.025            61.788
03/26/1999           423.530              312.899            63.452
04/26/1999           462.746              342.829            63.358
05/26/1999           396.079              313.661            52.812
06/25/1999           345.098              330.311            42.518
07/26/1999           339.216              339.628            42.854
08/26/1999           286.275              361.158            37.787
09/24/1999           245.098              356.279            38.798
10/26/1999           221.569              364.381            41.272
11/26/1999           211.765              446.323            44.105
12/23/1999           158.824              513.378            30.953
01/26/2000           174.510              523.498            31.837
02/25/2000           184.314              588.564            27.798


                     ASSUMES $100 INVESTED ON MARCH 1, 1995
                    AND ASSUMES DIVIDENDS REINVESTED THROUGH
                      FISCAL YEAR ENDING FEBRUARY 26, 2000

----------

1) Peer group is: Standard Industrial Classification Codes 5940 through 5949 (actively trading issues during relevant period). SIC codes beginning with 594 represent miscellaneous Shopping Goods Stores which, in management's opinion, most closely represents the peer group of the Company.

EMPLOYEE INCENTIVE STOCK OPTION PLAN

General

On March 27, 1992, the Board of Directors adopted the 1992 Employee Stock Incentive Plan (the "Incentive Plan"), the purpose of which is to enable the Company to attract, retain and motivate its employees by providing for or increasing their proprietary interest in the Company. The Incentive Plan was amended by the Board of Directors on April 20, 1995 and by the Company's stockholders on July 20, 1995 to increase the maximum number of shares of Class A Common Stock issuable from 1,000,000 to 1,700,000. On April 30, 1999, the Board of Directors again amended the Incentive Plan to increase the maximum number of shares of Class A Common Stock issuable from 1,700,000 to 3,500,000 which was subsequently approved by the Company's stockholders on July 16, 1999. Any person who is employed by the Company or any subsidiary of the Company is eligible to participate in the Incentive Plan. As of May 26, 2000 approximately 8,500 persons were eligible.

The Incentive Plan authorizes the issuance of up to 3,500,000 shares of Class A Common Stock, subject to adjustments under certain circumstances. As of May 26, 2000, options to purchase an aggregate of 2,374,925 shares of Class A Common Stock at an average exercise price of $8.24 per share had been granted (net of cancellations) under the Incentive Plan to a total of 146 persons leaving 1,102,170 options available for future grant. Included in these grants are options to purchase an aggregate of 447,375 shares granted to four of the named executive officers at an average exercise price of $7.15. Of these options, 143,400 have been exercised at an average price of $4.89 per share. All unexercised options, including those granted to the executives above, total 1,731,535 shares and vest over the following years:

                                                                      # Shares
                                                                      --------

Currently Vested                                                       749,642
Vesting from 5/26/2000 through FYE 2/2001                              187,983
Vest During FYE 2/2002                                                 374,890
Vest During FYE 2/2003                                                 251,580
Vest During FYE 2/2004                                                 167,440


The Incentive Plan provides that it shall be administered by the Compensation and Stock Option Committee. Subject to the provisions of the Incentive Plan and to final approval by the Board, the Compensation and Stock Option Committee has the authority to select employees to whom awards will be granted thereunder, to grant such awards and to determine the number of shares to be sold or issued pursuant thereto and the terms and provisions of such awards, including, without limitation, the terms relating to vesting, exercise price and form of payment.

The Incentive Plan authorizes the Compensation and Stock Option Committee to award (subject to final approval by the Board) eligible employees any type of benefits that may involve the issuance of shares of Class A Common Stock or other benefits that are derived from the value of shares of Class A Common Stock. Benefits are not restricted to any specified form or structure and may include, without limitation, stock bonuses, restricted stock, stock options, and other benefits. Any award may consist of one such arrangement or two or more of them in tandem or in the alternative. On May 31, 2000, the last sale price of the Company's Class A Common Stock on the Nasdaq Stock Market(R) was $7.00 per share.

No awards may be granted under the Incentive Plan after March 27, 2002, and no shares of Class A Common Stock may be issued under the Incentive Plan after March 27, 2012.

The Incentive Plan may be amended or terminated by the Board of Directors at any time; provided, however, that no such amendment or termination can deprive the recipient of an award granted under the Incentive Plan, without the consent of such recipient, of any of his or her rights thereunder or with respect thereto.

The purpose of the Incentive Plan is to enable the Company and its subsidiaries to attract, retain and motivate their employees by providing for or increasing the proprietary interests of such employees in the Company. Every employee of the Company or any of its subsidiaries is eligible to be considered for the grant of awards under the Incentive Plan. The maximum number of shares of Class A Common Stock that may be issued pursuant to awards granted under the Incentive Plan is currently 3,500,000, subject to certain adjustments to prevent dilution.

The Compensation and Stock Option Committee will administer the Incentive Plan. Subject to the provisions of the Incentive Plan and final approval of the Board, the Compensation and Stock Option Committee will have authority to select the participants to whom awards will be granted thereunder, to grant such awards, and to determine the terms and conditions of such awards and the number of shares to be issued pursuant thereto.

NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

General

On July 21, 1994, the stockholders adopted and on April 29, 1999, the Board of Directors amended, the Non-Employee Director Stock Option Plan (the "Director Plan"), the purpose of which is to enable the Company to attract, retain and motivate its non-employee directors by providing for or increasing their proprietary interest in the Company. Any non-employee director of the Company or any subsidiary of the Company is eligible to participate in the Director Plan. As of May 26, 2000, three persons were eligible.

The Director Plan authorizes the issuance of up to 150,000 shares of Class A Common Stock, subject to adjustments under certain circumstances. As of May 26, 2000, options to purchase an aggregate of 67,000 shares of Class A Common Stock at an average exercise price of $10.54 per share had been granted under the Director Plan to a total of two persons. Of these options, 18,000 have been exercised at an average price of $6.42 per share. The unexercised options total 49,000 shares and vest over the following years:

                                                              # Shares
                                                              --------

Currently Vested                                               34,000
Vest During FYE 2/2001                                         15,000

The Director Plan is intended to be self-governing. To this end, the Director Plan requires no discretionary action by any administrative body with regard to any transaction under the Director Plan. To the extent, if any, that any questions or interpretation arise, they will be resolved by the Board.

Upon initial election or appointment of any non-employee director to the Board or upon a continuing director becoming a non-employee director, such non-employee director will become eligible to receive an option to purchase 3,000 shares of the Company's Class A Common Stock to be granted on the date of the next Annual Meeting of Stockholders pursuant to the terms and conditions described in the Director Plan.

In addition, each non-employee director will be automatically granted, on a annual basis, a non-qualified stock option to purchase 4,000 shares of the Company's Class A Common stock on the date of each Annual Meeting of Stockholders commencing with the Annual Meeting of Stockholders at which the non-employee director is granted the 3,000 share option pursuant to the foregoing paragraph. The per share exercise price of the option will be the fair market value of a share of the Company's Class A Common

Stock on the date of grant, defined as the closing price of the Company's Class A Common Stock on the Nasdaq Stock Market(R) (or such other securities market on which the Company's Class A Common Stock is primarily traded on such date). Each option will have a term of ten years and shall become fully exercisable one year after grant. On May 31, 2000, the last sale price of the Company's Class A Common Stock on the Nasdaq Stock Market(R) was $7.00 per share.

No awards may be granted under the Director Plan after July 21, 2004, and no shares of Class A Common Stock may be issued under the Director Plan after July 21, 2014.

The Director Plan may be amended or terminated by the Board of Directors at any time; provided, however, that no such amendment or termination can deprive the recipient of an award granted under the Director Plan, without the consent of such recipient, of any of his or her rights thereunder or with respect thereto.

                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

Ernst & Young LLP was the Company's certified public accountant for fiscal 2000. During fiscal 2000, the Company also engaged Ernst & Young LLP to render certain non-audit professional services involving assistance on tax planning matters and general consultations.

The appointment of auditors is approved annually by the Board of Directors which is based in part on the recommendation of the Audit Committee. In making its recommendation, the Audit Committee reviewed both the audit scope and estimated audit fees for the coming year. Ernst & Young LLP has been selected by the Audit Committee and the Board of Directors for the current year. Stockholder approval is not sought in connection with this selection. Each professional service performed by Ernst & Young LLP during fiscal 2000 was reviewed, and the possible effect of such service on the independence of the firm was considered, by the Audit Committee. Representatives of Ernst & Young LLP plan to be present at the Annual Meeting of Stockholders and will be given an opportunity to make a statement if they desire to do so and will respond to questions from stockholders.

                            PROPOSALS OF STOCKHOLDERS

If a stockholder wishes to submit a proposal for consideration at the 2001 Annual Stockholders Meeting and wants that proposal to appear in the Company's proxy statement and form of proxy for that meeting, the proposal must be submitted to the Company at its principal offices (3308 N. Mitthoeffer Road, Indianapolis, Indiana 46235) care of the Secretary no later then February 9, 2001.

If a stockholder wishes to submit a proposal for consideration at the 2001 Annual Stockholders Meeting without including that proposal in the Company's proxy statement and form of proxy, the Company's Bylaws require the stockholder to provide the Company with written notice of such proposal no less then 90 days in advance of such meeting or, if later, the seventh day following the first public announcement of the date of such meeting. Such notice should be sent to the Company care of the Secretary at its principal offices.

                                  MISCELLANEOUS

The Company's Annual Report to Stockholders for the fiscal year ended February 26, 2000, including the financial statements and related notes thereto, together with the report of the independent auditors and other information with respect to the Company, accompanies this Proxy Statement.

The Company is not aware of any other business to be presented at the 2000 Annual Meeting. If matters other than those described should properly arise at the meeting, the proxies will vote on such matters in accordance with their best judgments.
                                           By Order of the Board Of Directors

                                           /s/ Gary D. Cohen
                                           -----------------
                                           Gary D. Cohen, Executive Vice
                                           President, General Counsel and
                                           Secretary

Indianapolis, Indiana
June 8, 2000

                             THE FINISH LINE, INC.
                              CLASS A COMMON STOCK

            PROXY FOR ANNUAL MEETING OF STOCKHOLDERS, JULY 20, 2000
      THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JULY 20, 2000 AT 9:00 A.M.
                 AT THE COMPANY'S CORPORATE OFFICES LOCATED AT
                3308 N. MITTHOEFFER ROAD, INDIANAPOLIS, IN 46235


     The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and the accompanying Proxy Statement for the 2000 Annual Meeting and, revoking all prior Proxies, appoints Alan H. Cohen and Steven J. Schneider, and each of them, with full power of substitution in each, the Proxies of the undersigned to represent the undersigned and vote all shares of Class A Common Stock of the undersigned in The Finish Line, Inc. at the Annual Meeting of Stockholders to be held on July 20, 2000, and any adjournments or postponements thereof upon the following matters and in the manner designated on the reverse side of this proxy card.


                           (CONTINUED ON OTHER SIDE)

A [X] PLEASE MARK YOUR   ---                                                                                            |
      VOTES AS IN THIS  |                                                                                               |
      EXAMPLE.          |                                                                                               ------

                    FOR ALL NOMINEES          WITHHOLD
                    LISTED AT RIGHT           AUTHORITY
                   (EXCEPT AS MARKED       TO VOTE FOR ALL
                 TO THE CONTRARY BELOW)    NOMINEES LISTED

1. Election of             [ ]                  [ ]         NOMINEES: Alan H. Cohen        2. To transact such other business as
   Directors                                                          David I. Klapper        may properly come before the meeting
                                                                      Jonathan K. Layne       or any adjournments or postponements
(INSTRUCTION: to withhold authority to vote any                       Larry J. Sablosky       thereof and as to which the
individual nominee, write that nominee's name on the                  Jeffrey H. Smulyan      undersigned hereby confers
space provided below.)                                                Stephen Goldsmith       discretionary authority.

                                                                                           THIS PROXY, WHEN PROPERLY EXECUTED, WILL
                                                                                           BE VOTED IN THE MANNER DIRECTED HEREIN
                                                                                           BY THE UNDERSIGNED SHAREHOLDER. IF NO
                                                                                           DIRECTION IS MADE, THIS PROXY WILL BE
                                                                                           VOTED FOR THE ELECTION AS DIRECTORS OF
                                                                                           THE NOMINEES NAMED IN THE PROXY
                                                                                           STATEMENT, AND ACCORDING TO THE JUDGMENT
                                                                                           OF THE PROXIES WITH RESPECT TO PROPOSAL
                                                                                           2.

                                                                                           PLEASE MAKE, SIGN, DATE AND MAIL THIS
                                                                                           CARD PROMPTLY IN THE ENCLOSED ENVELOPE.


SIGNATURE(S)                                                                                        Dated:                    , 2000
            -------------------------------------------   -----------------------------------------       --------------------
                                                                  SIGNATURE (IF HELD JOINTLY)

Note:  Please sign as name(s) appears, Executors, administrators, guardians, officers of corporations, and other signing in a fiduciary capacity should state their full title as such.